Exhibit 99.1

SCWorx Announces Hiring of Tad Schweikert as Chief Operating Officer

Key hire reflects company’s commitment to continuing to drive innovation and growth within the healthcare industry

NEW YORK—(BUSINESS WIRE)— SCWorx Corp (Nasdaq: WORX) announced today that the company has hired veteran healthcare leader and innovator, Tad Schweikert, as Chief Operating Officer responsible for leading the company’s continued growth and scaling its operations. Mr. Schweikert is reporting to SCWorx Chairman & Chief Executive Officer Marc Schessel.

Schweikert, who brings over 28 years of healthcare industry experience, will be responsible for the strategic growth of the SCWorx customer base and revenue. His team will drive the company’s business development efforts and be responsible for operations for all commercial activities across the company’s existing and potential healthcare provider customers and partners in the United States.

“SCWorx is investing in the talent necessary to develop even more industry-leading data management service offerings so that our healthcare provider customers can operate more efficiently, improve margins and utilize our unique solutions to positively impact business operations,” said Schessel. “Tad is an outstanding senior leader with a proven track record in the healthcare industry. He and his SCWorx team will be instrumental in deepening our commitment to provide healthcare providers with the capabilities and services that make it easier to utilize, and benefit from, SCWorx products and services.”

The company has made significant, ongoing investments in our data management services to respond to the urgent business needs of customers within this evolving marketplace. Recent examples of the company’s progress include the signing of a large industry partner, significant customer wins and the recent launch of a beta version of an advanced web portal application.

“It’s an honor to have the opportunity to join SCWorx, a company I have admired and watched closely,” said Schweikert. “SCWorx has a solid reputation as an innovator in healthcare, is respected for its technology and admired for its people. I am looking forward to leading this dynamic, talented team as we help build the company’s future. It’s going to be an exciting time for customers, partners and employees of SCWorx and it’s a privilege to be part of the team.”

Schweikert was most recently a Senior Principal of Enterprise Solutions at Vizient where he helped grow the business by working with large integrated delivery systems and academic medical centers to improve their margins and align organizational and operational strategies.

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About SCWorx Corp

SCWorx has created The Platform of One™ an advanced attributed Virtualized Item Data Warehouse utilizing Machine Learning (ML) and Artificial Intelligence (AI) in order to offer a suite of SaaS based solutions for healthcare providers. The value proposition for customers revolves around all solution modules being fully integrated with the Virtual Data Warehouse platform. The solution modules include Virtual Item Master, Contract Management and RFP Module, Automated Rebate Management Module, Data Interoperability (EMR, MMIS, Finance) Module, Automated Item Add Portal, Virtual General Ledger (GL), and the Data Analytics module. SCWorx Platform of One™ creates the Single Source of Truth for the Healthcare providers’ data governance and data analytics for the Executives.

Forward-looking Statements

This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. You can identify many (but not all) such forward-looking statements by looking for words such as “assumes,” “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “seeks,” “intends,” “plans,” “could,” “would,” “may” or other similar expressions. You should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, securing future contracts and containing costs, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources of the combined company to meet its business objectives and operational requirements and other important factors that are detailed in filings with the Securities and Exchange Commission made from time to time by SCWorx, including its Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Matters described in forward-looking statements may also be affected by other known and unknown risks, trends, uncertainties and factors, many of which are beyond the company’s ability to control or predict. SCWorx undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SCWorx Corp.
John Price, CFO
jprice@scworx.com

Source: SCWorx Corp

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